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                                                             Exhibit 10.28

                                AyurCore, Inc.

                               PROMISSORY NOTE

                                                               April 1, 1998

    FOR VALUE RECEIVED, AyurCore, Inc., a Delaware Corporation ("Borrower"), promises to pay Raj Rajaratnam ("Lender"), the principal amount of $250,000, together with interest on the unpaid balance thereof from the date of this Promissory Note to the date such balance is paid, at the prime rate shown in the Western Edition of the Wall Street Journal, plus 2% per annum. Principal and interest shall be due and payable on demand commencing one year from the date hereof, provided, however, that if the Company consummates and initial public offering or a private placement of its equity securities, in excess of $5,000,000, within six months from the date hereof, the unpaid principal and accrued interest hereunder shall become due and payable on the first anniversary of the date of consummation of the initial public offering or private placement.

    If any one or more of the following events ("Events of Default") shall occur:

    (A) Borrower shall fail to pay any amount under this Promissory Note when the same shall become due and payable, whether at maturity or by acceleration or otherwise; or

    (B) (i) the Borrower shall commence any action (a) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to the Borrower or its debts; or (b) seeking appointment of a custodian, receiver or similar official for the Borrower or any substantial part of its property; or (ii) any action of a nature referred to above shall be commenced against the Borrower and results in an order for relief or is not dismissed, discharged or fully bonded within 30 days; or (iii) there shall be commenced against the Borrower any action seeking attachment, execution or similar process against any substantial part of the Borrower's property, which action is not within 30 days discharged or stayed or fully bonded; or (iv) the Borrower shall, by act or omission, indicate its consent to or acquiescence in any of the foregoing, without regard to the grace periods set forth above; or (v) the Borrower shall be unable, or admit in writing inability, to pay the Borrower's debts as they become due; or (vi) the Borrower shall transfer or conceal its property with intent to hinder, delay or defraud any creditors or to benefit any class of creditors or creditors generally or shall suffer for 30 days or longer while insolvent any lien on the Borrower's property resulting from judicial proceedings; or

    (C) the dissolution or other winding up of the Borrower; then, in such event and at any time thereafter, if such event shall then be continuing, Lender may, at its option upon written notice to Borrower, declare this Promissory Note to be due and payable, whereupon (or without the necessity for such notice in the case of any event described in clause (i) or (ii) of paragraph (B) above) the entire balance of this Promissory Note shall forthwith become and be due and payable.

    Except as otherwise hereinabove expressly provided, Borrower hereby waives diligence, demand, protest, presentment and all notices (whether of nonpayment, dishonor, protest, acceleration


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or otherwise) and consents to acceleration of the time of payment and to surrender, substitution or any other action or inaction with respect to security and to forbearance and to other indulgence, all without notice. Failure of Lender to assert any right herein shall not be deemed a waiver thereof.

    The Borrower shall have the right, at any time, to prepay without penalty all of this Promissory Note together with accrued interest thereon.

    Lender shall not assign its rights hereunder without the prior written consent of Borrower.

    This Promissory Note shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State.

    As additional consideration for making this loan the Borrower shall issue to the Lender a warrant on terms and conditions to be agreed upon within 14 days of the signing of this Promissory Note.

    IN WITNESS WHEREOF, the Borrower has signed this Promissory Note as of the date first written above.



                                           AyurCore, Inc.


                                           By: /s/ Deepa Chitre
                                               ------------------------
                                               Deepa Chitre
                                               Chief Executive Officer

General Outline of Terms of Warrant


Assumptions:
   Pre-IPO shares: 1,500,000

   IPO price: $5.00-$7.00

Terms of Warrant:
   Warrant price: $6.50-$9.10

   Number of Warrants: 125,000

   Term of Warrant: 2 years from date of Promissory Note

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